Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
14. SUBSEQUENT EVENTS
On June 22, 2021 (the “Closing Date”), Company entered into a Membership Interests Purchase Agreement (the “MIPA”) with Wabash Valley Resources LLC (“WVR”) and the sellers party thereto (collectively, the “Sellers”), pursuant to which, the Company purchased a 20% equity interest in WVR in exchange for $25 million in cash and $25 million of the Company’s common stock. WVR is developing a clean hydrogen project in West Terre Haute, Indiana, including a hydrogen production facility.
The common stock consideration was calculated based on the 30-day average closing stock price of the Company, or $14.86 per share, and the Company issued 1,682,367 shares of its common stock. Under the MIPA, each Seller has a right but not the obligation, in its sole discretion, to cause the Company to purchase a portion of such Seller’s Shares outside the specified blackout windows, at $14.86 per share of common stock. The first blackout window is from the Closing Date until the later of 90 days after the Closing Date or the effectiveness of a registration statement with the SEC for the common stock consideration. The second blackout window ends on the one-year anniversary of the Closing Date. The Sellers have 10 business days to exercise the purchase option after each blackout window and the purchase option expires after this time.
16. Subsequent Events During the first quarter of 2021, the Company repaid its term note with JP Morgan Chase for $4.1 million.